                                  THE TAIWAN
                                 FUND, INC.(R)

                          . . . . . . . . . . . . . .

                               Semi-Annual Report
                               February 28, 1999






                                          THE TAIWAN
                                          FUND, INC.

                                         WHAT'S INSIDE


                                                                            Page
                                                                            ----

                            Chairman's Statement                              2

                            Portfolio Manager's
                              Message                                         4

                            Portfolio Snapshot                                6

                            Investments                                       7

                            Financial Statements                             10

                            Notes to Financial
                              Statements                                     13

                            Other Information                                16

                            Summary of Dividend
                              Reinvestment and
                              Cash Purchase Plan                             17

                           . . . . . . . . . . . . . . . . . . . . . . . . . ..

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Semi-Annual Report of The Taiwan Fund, Inc. (the "Fund") for the six months ended February 28, 1999. During this period, the Fund's net asset value ("NAV") increased by approximately 3.70% in U.S. Dollar terms, which reflects an adjustment for the US$1.01 per share distribution paid to shareholders in January 1999. During the same period, the Taiwan Stock Exchange ("TAIEX") Index increased by 1.72% in U.S. Dollar terms. During this period the New Taiwan Dollar appreciated against the U.S. Dollar by 5.13%. The Fund outperformed the TAIEX Index slightly due primarily to the Fund's overweight allocation in the technology and plastics sectors. These sectors outperformed the market by 9.86% and 22.24%, respectively.

As stated above, in January 1999, the Fund paid a dividend to shareholders of US$1.01 per share from realized gains. On February 28, 1999, the Fund's shares were trading at $12.75, representing a discount of 13.73% from the Fund's NAV of $14.78. The Fund's shares were trading at a discount of 28.39% on August 31, 1998.

Taiwan's export growth rate declined sharply during the second half of 1998. The GDP growth rate also declined to 3.71% in the fourth quarter of 1998, as a result of weaker demand in Asia due to the regional financial turmoil. During 1998, Taiwan's GDP growth reached 4.83%, declining from 6.77% GDP growth in 1997. Total exports declined by 9.4% (in US Dollar terms) from the previous year. Shareholders should note, however, that although economic growth has slowed in Taiwan, it was still better than the rest of Asia in 1998.

During this reporting period, the Taiwan Central Bank reduced the required reserve ratio 3 times in an effort to stimulate local demand. (Please see Albert King on the Domestic Financial Crisis). These reductions are due, in part, to U.S. federal funds rate reductions. Although the Central Bank has maintained a relatively loose monetary policy, the M2 money supply growth rate has gradually declined from 8.45% in August 1998 to 7.37% in January 1999, while the M1 growth rate figures for the same periods were -2.68% and -0.33%, respectively.

The Taiwan Stock Exchange has reacted positively to the continued cuts in interest rates by the Central Bank. The TAIEX Index reached a high of 7,488 points in mid-November 1998. The TAIEX Index, however, could not sustain that level. Investor confidence was impacted by a series of debt defaults of major companies in the construction and financial sectors. Although the government attempted to prevent further loss in confidence in the stock market by organizing a stabilization fund of NT$280 billion from the banks, insurance companies and public pension funds to invest in

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Albert King on Sector Returns:

The volatility of the Stock Market is
reflected not only in the overall index
but also among sectors. The following
table shows sectoral returns in the last
three semi-annual periods.
INDICES                                                     RETURNS (in NTD)
                                                                               6
Months 6 Months 6 Months
                                                        Ending   Ending   Ending
                                                     2/27/98   8/31/98   2/28/99
Plastics                                                 -6.4%   -35.5%    18.7%
Transportation                                          -14.3%   -20.5%     8.2%
Financial                                                -7.8%   -33.8%     7.5%
Electronics                                              -6.2%   -34.7%     6.3%
Retail                                                   -6.1%   -23.1%    -0.5%
Tourism                                                  16.1%   -26.3%    -1.9%
Taiwan Fund                                             -13.5%   -25.1%    -3.0%
TAIEX Index                                              -5.7%   -28.8%    -3.5%
TAIEX Ex
  Financials                                             -4.9%   -27.1%    -7.3%
Chemical                                                 -7.8%   -24.7%   -11.0%
Paper & Pulp                                            -16.9%   -27.6%   -11.5%
Textile                                                  -4.2%   -27.7%   -12.0%
Rubber                                                  -10.0%   -10.6%   -13.6%
Glass                                                    -8.8%   -17.2%   -14.0%
Electrical                                               -2.0%   -15.5%   -14.4%
Cable & Wire                                             -1.9%   -15.5%   -17.9%
Cement                                                   -5.3%   -16.1%   -18.2%
Auto                                                    -15.8%    -4.7%   -24.9%
Steel                                                    -9.6%    -7.4%   -27.3%
Others                                                    0.5%   -13.3%   -32.6%
Food                                                     20.7%   -17.0%   -33.6%
Construction                                              0.3%   -28.4%   -39.5%
Source: Ta-Fu Broker Database

major blue-chip companies, this effort failed to prevent further market declines.
The government has now switched to longer-term measures to reform the banking system by reducing the required reserve ratio from an average of 7.65% to 6.41% and the sales tax from 5% to 2%. The reduction in the reserve ratio was greater than expected by the market. It is believed that the Central Bank will examine the possibility of requesting the Legislative Yuan to abolish the legal minimum reserve ratio level. These measures could increase bank profits to approximately NT$160 billion over the next four years. The Ministry of Finance has encouraged banks to use any resulting increase in earnings to more aggressively write-off bad debts and improve their non-performing loan ratio, which averaged 4.47% as of December 1998. Although we believe that the Taiwan government is moving in the right direction to stabilize the banking system, the government still needs to overcome political obstacles presented by the Legislative Yuan.
Recently, there have been signs of recovery in the region. Many Asian countries' currencies and stock markets have rebounded. Export and import growth in the region has rebounded from recent lows, while trade balances have shown positive signs. For the first two months of 1999, Taiwan's total exports increased by 6.8% as compared to a decrease of 9.9% during the same period in 1998.
We believe that the major risk facing Taiwan is whether or not China will devalue its currency, which could cause devaluation in Asian currencies. We believe that government and industry must make the difficult decisions required to restore investor confidence in Taiwan.
Nevertheless, lower stock prices of certain Taiwan companies provide attractive investment opportunities in Taiwan, and the Fund maintains its long-term confidence in the investment fundamentals in Taiwan.
We want to thank you for your continued support of the Taiwan Fund. If you have any questions concerning the Fund, we invite you to call (toll free) 1-800-636-9242.

Sincerely,

/s/ S.Y. Wang

S.Y. Wang
Chairman

    PORTFOLIO MANAGER'S MESSAGE
--------------------------------------------------------------------------------

[Albert King photo]

A message from
Albert King,
Portfolio Manager of
The Taiwan Fund, Inc.

INVESTMENT STRATEGY
Recently, the Taiwan Stock Exchange has been very volatile. Since March 1998, we have been following a new investment strategy dividing the Fund into two parts: the core portfolio and active portfolio. In the core portfolio, we use a "top-down approach" to select, within each sector, companies that provide good earnings potential over the long term and are well managed. In the active portfolio, we use a "bottom-up approach" to pick outperforming stocks that may be growth, value of momentum plays. The Fund currently allocates approximately 70% of its assets to the core portfolio, and the remaining portion to the active portfolio.

It is important to emphasize the Fund's primary reliance on fundamental research to identify well-managed companies with strong balance sheets and promising long-term earnings growth. Not only are we focusing on the companies or industry leaders that are able to compete on a worldwide basis, but we also focus on the fundamental changes in the commodity price cycle. Based on these criteria, the Fund has increased its weighting in the technology and commodity related sectors.

In the technology sector, the Fund added shares in the semiconductor sector by selecting IC foundry related companies, such as Taiwan Semiconductor Manufacturing Co. ("TSCM") and United Microelectronics Corp. Ltd. ("UMC"). The weakness in semiconductor prices has reduced major IC-manufacturers' capabilities to increase capital expenditure ("CAPEX"). CAPEX growth is expected to face further contraction in 1999 for the third consecutive year. As a result, we are anticipating a better demand-supply balance next year. Both TSCM and UMC are financially sound, increasing their capital expenditures and are consistently ahead of major competitors in technological advancements. We are also relatively bullish on Notebook and PC component related companies, such as Asustek Computer and Compal Electronics. Both of these companies were able to maintain their gross margin levels well above the industry average.

Of the more cyclical sectors, we prefer plastics and textile companies, where major demand comes from Asia. Also, oil prices have rebounded with the CRB Industrial Index. For many years, Asian export growth has been tied to commodity related products such as plastics, textiles, steel, rubber, paper and pulp.

If this trend continues, it may imply that the worldwide commodity price cycle is on the rise. In this scenario, we would favor the Formosa Plastics Group which is Taiwan's largest petrochemical

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Albert King on the Domestic Financial Crisis:

The Health of Taiwan's financial system has been deteriorating in the recent years due to a weak domestic economy and sluggish real estate market. To make matters worse, the banking deregulation in the early 90's caused a boom in the creation of new banks, creating fierce competition and aggressive risk-taking. As the Asian financial crisis unfolded in August 1997, it started to affect Taiwan's export growth, which has been the principal driving force behind overall GDP growth. As economic growth slowed, the non-performing loan ratio went up. Moreover, because earnings growth has slowed, many listed companies turned to stock market investments for non-operating profit to boost earnings. Also, it is not uncommon for major shareholders to pledge their shares with financial institutions as collateral to get funding for investing in stocks.

As the stock market fell, many investors decided to pledge more to borrow more money to support stock prices. Major shareholders of several listed companies started defaulting on their loans. Banks and securities finance companies then rushed to liquidate the pledged shares, which caused stock prices to collapse. In several cases, major shareholders were found to have embezzled the company's funds. The stock exchange had to suspend trading in several stocks that were in free-fall.

The falling stock market and a series of defaults further deteriorated banks' balance sheets. The non-performing loan ratio is believed to be higher than the publicly disclosed number of below 5%, a figure that is considered conservative, and could deteriorate if property prices and the stock market keep falling.
In order to prevent further loss in confidence in the stock market, the government organized a stabilization fund of NT$280 billion from banks, insurance companies and public pension funds to invest in major blue chip companies. It turned out that the stabilization fund failed to support the market. The government has now switched to longer-term measures to reform the stock market.

manufacturer. Formosa Plastics is introducing its sixth naptha cracker which is expected to improve its worldwide competitiveness.
The Fund added shares in the financial sector during the reporting period selectively, as we believe that the financial sector may continue to experience volatility. Our criteria for picking stocks in the financial sector includes healthy balance sheets, low non-performing loan ratios, low P/B ratios and higher provisions, which are found in our choice of ICBC.

OUTLOOK

The TAIEX Index has been lagging behind other Asian stock exchanges recently. Uncertainty over Taiwan's banking system and weakness of export growth, in particular to China, has put pressure on the market. However, Taiwan has literally no foreign debt, has little dependence on foreign capital, has a foreign exchange reserve of almost US$90 billion and has consistently produced a current account surplus. We believe that Taiwan still has the competitive edge in several industries such as technology.

We thank you for your continued support and look forward to presenting our investment strategy again in coming reports.

Sincerely yours,

/s/ Albert King

Albert King
Portfolio Manager

    PORTFOLIO SNAPSHOT
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF FEBRUARY 28, 1999             %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     7.0
--------------------------------------------------
Asustek Computer Inc.                      4.8
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             4.2
--------------------------------------------------
United Microelectronics Corp. Ltd.         3.8
--------------------------------------------------
Formosa Plastic                            3.1
--------------------------------------------------
Nan Ya Plastics Corp.                      2.9
--------------------------------------------------
Winbond Electronics Corp.                  2.8
--------------------------------------------------
Formosa Chemical & Fiber                   2.6
--------------------------------------------------
Hou Hai Precision Industry                 2.6
--------------------------------------------------
Far Eastern Textile Ltd.                   2.5
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF FEBRUARY 28, 1999           %
--------------------------------------------------
Office Equipment & PC                     18.2
--------------------------------------------------
Semi-Conductor                            16.4
--------------------------------------------------
Banks                                     12.3
--------------------------------------------------
Textiles & Apparel                         9.0
--------------------------------------------------
Plastics                                   7.9
--------------------------------------------------
Insurance                                  5.6
--------------------------------------------------
Electronics                                4.5
--------------------------------------------------
Shipping                                   2.9
--------------------------------------------------
Iron & Steel                               2.4
--------------------------------------------------
Electrical Equipment                       2.3
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 1998               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     4.0
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             3.5
--------------------------------------------------
Hou Hai Precision Industry                 3.4
--------------------------------------------------
Mitac International Corp.                  3.0
--------------------------------------------------
Inventec Co. Ltd.                          2.8
--------------------------------------------------
Wus Printed Circuit Co. Ltd.               2.7
--------------------------------------------------
Nien Hsing Textile Co. Ltd.                2.6
--------------------------------------------------
China Motor Co.                            2.6
--------------------------------------------------
Delta Electronics, Inc.                    2.4
--------------------------------------------------
China Steel Corp.                          2.4
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 1998             %
--------------------------------------------------
Electronics                               19.4
--------------------------------------------------
Computers & Business Equipment            18.0
--------------------------------------------------
Textiles & Apparel                         9.3
--------------------------------------------------
Banks                                      9.0
--------------------------------------------------
Automobiles, Tires & Accessories           6.1
--------------------------------------------------
Insurance                                  5.0
--------------------------------------------------
Construction & Real Estate                 4.5
--------------------------------------------------
Plastics                                   4.4
--------------------------------------------------
Shipping                                   4.4
--------------------------------------------------
Foods                                      4.3
--------------------------------------------------

    THE TAIWAN FUND, INC.
    INVESTMENTS/FEBRUARY 28, 1999 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES) (unaudited)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - 93.4%
BASIC INDUSTRIES - 14.3%
CEMENT - 1.1%
Asia Cement.............................      1,830,675   $  1,250,703
Taiwan Cement Corp. ....................      1,920,880      1,393,625
                                                          ------------
                                                             2,644,328
                                                          ------------
CHEMICALS - 0.6%
Eternal Chemical Co. Ltd. (a)...........        335,000        382,799
Oriental Union Chemical.................        730,160        439,244
Yung Shin Pharmaceutical Industries
 Co. ...................................        300,000        598,549
                                                          ------------
                                                             1,420,592
                                                          ------------
GLASS - 0.5%
Taiwan Glass............................      1,350,513      1,232,935
                                                          ------------
INDUSTRIAL MACHINERY - 0.0%
Taichung Machinery (a)..................            116              0
                                                          ------------
IRON & STEEL - 2.4%
China Steel Corp. ......................      9,770,527      5,434,634
Ton Yi Industrial Corp. (a).............      1,151,015        497,567
                                                          ------------
                                                             5,932,201
                                                          ------------
PAPER & FOREST PRODUCTS - 0.3%
Yuen Foong Yu Paper Manufacturing.......      2,200,836        771,756
                                                          ------------
PLASTICS - 7.9%
Asia Polymer Corp. .....................      2,500,000      2,643,555
Formosa Plastic (a).....................      5,638,881      7,653,741
Nan Ya Plastics Corp. (a)...............      5,622,395      7,104,477
USI Far East Corp. (a)..................      3,200,000      1,876,662
                                                          ------------
                                                            19,278,435
                                                          ------------
RUBBER - 0.8%
Cheng Shin Rubber Industrial Co.(a).....      1,231,692      1,325,521
Taiwan Synthetic Rubber (a).............      1,470,000        746,554
                                                          ------------
                                                             2,072,075
                                                          ------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
WIRE & CABLE - 0.7%
Pacific Electrical Wire & Cable (a).....      1,787,720   $    972,762
Walsin Lihwa Corp. (a)..................      1,620,004        646,434
                                                          ------------
                                                             1,619,196
                                                          ------------
TOTAL BASIC INDUSTRIES..................                    34,971,518
                                                          ------------
CONSTRUCTION & REAL ESTATE - 1.7%
Cathay Construction.....................      2,720,264      1,373,289
Continental Engineering Corp. (a).......        930,000        666,294
Kindom Construction Co. Ltd. (a)........      3,000,000      2,203,748
Kuoyang Construction (a)................         46,000              0
                                                          ------------
TOTAL CONSTRUCTION & REAL ESTATE........                     4,243,331
                                                          ------------
DURABLES - 11.2%
AUTOMOBILES, TIRES & ACCESSORIES - 2.2%
China Motor Co. ........................      1,095,166      1,608,980
Giant Manufacturing.....................        950,669      1,244,376
Yue Loong Motor.........................      2,040,589      2,590,833
                                                          ------------
                                                             5,444,189
                                                          ------------
TEXTILES & APPAREL - 9.0%
Far Eastern Textile Ltd. ...............      8,130,000      6,168,772
Formosa Chemical & Fiber (a)............      7,828,412      6,271,249
Formosa Taffeta Co. Ltd. ...............      1,260,188        674,284
Lealea Enterprise (a)...................      2,000,000        637,848
Nien Hsing Textile Co. Ltd. (a).........      3,000,000      5,486,698
Pou Chen (a)............................        800,332      1,524,211
Shinkong Synthetic Fibers Corp. (a).....      1,500,000        528,265
Tainan Spinning (a).....................      1,710,000        553,114
                                                          ------------
                                                            21,844,441
                                                          ------------
TOTAL DURABLES..........................                    27,288,630
                                                          ------------

    The accompanying notes are an integral part of the financial statements.   7

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - continued
FINANCE - 17.9%
BANKS - 12.3%
Chang Hwa Commercial Bank...............      2,005,023   $  3,091,178
Chung Hsing Bills Finance (a)...........      3,300,750      2,055,485
Dah An Commercial Bank (a)..............      2,130,920        750,460
E. Sun Commercial Bank (a)..............      2,500,000      1,201,632
First Commercial Bank...................      2,655,603      4,455,440
Hwa Nan Commercial Bank Ltd. ...........      2,400,219      4,244,643
ICBC....................................      6,000,500      6,112,964
International Bills Finance Corp. (a)...      4,000,000      2,152,358
Taipei Bank.............................        830,000        963,482
Taipei Business Bank (a)................      1,800,000      1,958,887
Taiwan Business Bank (a)................      1,250,000        797,310
United World Chinese (a)................      2,080,000      2,169,287
                                                          ------------
                                                            29,953,126
                                                          ------------
INSURANCE - 5.6%
Cathay Life Insurance Co. Ltd. .........      3,100,088     10,261,778
Shin Kong Life Insurance Co. ...........      2,100,000      3,459,794
                                                          ------------
                                                            13,721,572
                                                          ------------
TOTAL FINANCE...........................                    43,674,698
                                                          ------------
NONDURABLES - 2.1%
FOODS - 1.7%
AGV Products Corp. (a)..................      4,580,000      1,966,022
President Enterprises Corp. (a).........      3,000,000      2,203,748
                                                          ------------
                                                             4,169,770
                                                          ------------
LEISURE RELATED - 0.4%
Leofoo Development......................        600,000      1,097,340
                                                          ------------
TOTAL NONDURABLES.......................                     5,267,110
                                                          ------------
RETAIL & WHOLESALE - 1.1%
GENERAL MERCHANDISE STORES - 1.1%
Far Eastern Department Stores...........        980,128        491,842
National Petroleum Co. Ltd. (a).........        970,000        696,418
President Chain Store Corp. ............        520,200      1,438,884
                                                          ------------
TOTAL RETAIL & WHOLESALE................                     2,627,144
                                                          ------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
TECHNOLOGY - 41.7%
OFFICE EQUIPMENT & PC - 18.2%
Acer Peripherals, Inc. .................        930,000   $  1,180,774
Acer, Inc. (a)..........................      2,320,000      2,601,935
Asustek Computer, Inc. (a)..............      1,430,000     11,671,704
Chuntex Electronic Corp. (a)............        670,000        488,120
CMC Magnetics Corp (a)..................      2,500,500      4,686,547
Compal Electronics, Inc. (a)............      2,364,900      5,933,697
D-Link Corp. (a)........................        360,000        555,018
Delta Electronics, Inc. ................        440,086      1,064,295
Inventec Co. Ltd. (a)...................        850,276      2,634,622
Mitac International Corp. (a)...........      3,000,000      3,509,673
Quanta Computer, Inc. ..................        270,000      4,195,284
Ritek, Inc. (a).........................        230,007        705,735
Synnex Technology International (a).....      1,300,800      4,502,466
Systex Corp. (a)........................        350,000        730,048
                                                          ------------
                                                            44,459,918
                                                          ------------
ELECTRICAL EQUIPMENT - 2.3%
Phoenixtec Power Co. Ltd. (a)...........      2,100,780      3,048,290
Tatung Co. (a)..........................      2,000,904      1,869,043
Teco Electric & Machinery Co. (a).......      1,000,261        755,941
                                                          ------------
                                                             5,673,274
                                                          ------------
ELECTRONICS - 4.5%
Compeq Manufacturing Co. Inc. (a).......        550,518      2,629,439
Hou Hai Precision Industry (a)..........      1,290,784      6,243,211
Hua Jung Components Co. Ltd. (a)........      1,300,000      1,210,399
Liton Electronics.......................        540,000        857,013
                                                          ------------
                                                            10,940,062
                                                          ------------
MISCELLANEOUS - 0.3%
Taiwan Secom Co. (a)....................        360,650        648,690
                                                          ------------
SEMI-CONDUCTOR - 16.4%
Advanced Semiconductor Engineering, Inc.
  (a)...................................      1,580,972      3,249,882
Holtek Microelectronics, Inc. (a).......        700,000        704,655
Macronix International Co. Ltd. (a).....      1,360,000      1,167,594
Siliconware Precision Industry (a)......        860,352      1,755,555
Taiwan Semiconductor Manufacturing Co.
 (a)....................................      6,400,350     17,123,064
United Microelectronics Corp. Ltd.
 (a)....................................      6,400,500      9,364,697
Winbond Electronics Corp. (a)...........      5,300,750      6,778,165
                                                          ------------
                                                            40,143,612
                                                          ------------
TOTAL TECHNOLOGY........................                   101,865,556
                                                          ------------

 8  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                             SHARES         (NOTE 1)
                                             ------         --------
COMMON STOCKS - continued
TRANSPORTATION - 3.4%
AIR TRAVEL - 0.5%
China Airlines..........................      1,840,000   $  1,240,387
                                                          ------------
SHIPPING - 2.9%
Evergreen Marine Corp. .................      1,487,890      1,452,807
U-Ming Marine Transport.................      1,950,000        748,640
Wan Hai Lines Ltd. (a)..................        800,000        952,841
Yang Ming Marine Transport (a)..........      6,378,424      3,856,362
                                                          ------------
                                                             7,010,650
                                                          ------------
TOTAL TRANSPORTATION....................                     8,251,037
                                                          ------------
TOTAL COMMON STOCK (Identified
 Cost - $215,120,973)...................                   228,189,024
                                                          ------------

                                            PRINCIPAL
                                             AMOUNT
                                               NT$
                                            ---------
CERTIFICATES OF DEPOSIT - 1.9%
ICBC Downtown Branch:
 4.30%, 3/23/99.........................     10,310,462        311,683
 6.50%, 5/25/99.........................     30,000,000        906,892
United World Chinese Commercial Bank
 5.05%, 4/18/99.........................    110,000,000      3,325,272
                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT
 (Identified Cost - $4,583,211).........                     4,543,847
                                                          ------------
COMMERCIAL PAPER - 3.9%
Cal Comp Electronic 4.50%, 3/02/99
  (b)...................................     15,908,394        480,907
Chinese Lease 4.70%, 3/01/99 (b)........     99,604,574      3,011,021
En Tie Bank 4.70%, 3/04/99..............     25,651,503        775,438
Great Electronics Industry 4.60%,
 3/09/99 (b)............................     44,962,874      1,359,216
Mi Yang Development 4.75%, 3/03/99
 (b)....................................      9,959,587        301,076
Pacific Construction 4.75%, 3/05/99
 (b)....................................     19,894,103        601,393
Pacific Sogo 4.90%, 3/04/99 (b).........     99,300,752      3,001,836
                                                          ------------
TOTAL COMMERCIAL PAPER (Identified
 Cost - $9,525,585).....................                     9,530,887
                                                          ------------

                                            PRINCIPAL         US$
                                             AMOUNT          VALUE
                                               NT$          NOTE I)
                                            ---------       -------
CONVERTIBLE BONDS - 0.1%
United Micro Electronics Corp. Ltd.
 0.00%, 1/19/08
 (Identified Cost - $292,826)...........     10,000,000   $    355,502
                                                          ------------
                                            MATURITY
                                             AMOUNT
                                               US$
                                          -------------
REPURCHASE AGREEMENT - 0.7%
With State Street Bank and Trust Co. at
  3.250%, dated 02/22/99, due 03/01/99
  (collateralized by U.S. Treasury Notes
  5.125%, 08/31/00, market value
  $1,642,000)...........................  $   1,609,016      1,608,000
                                                          ------------
TOTAL INVESTMENTS - 100%
 (COST - $231,130,595)..................                  $244,227,260
                                                          ============

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At February 28, 1999, the aggregate cost basis of the Fund's investment securities for income tax purposes was $240,467,293. Net unrealized appreciation of the Fund's investment securities was $3,759,967, of which $34,448,998 related to appreciated investment securities and $30,689,031 was related to depreciated investment securities for the six months ended February 28, 1999.

    The accompanying notes are an integral part of the financial statements.   9

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1999 (Unaudited)

ASSETS
Investment in securities, at value
  (including repurchase agreement of
  $1,608,000) (cost $231,130,595) (Notes 1
  and 2) - See accompanying schedule......               $244,227,260
Cash......................................                     13,924
Cash in New Taiwan dollars (cost
 $1,288,703)..............................                  1,288,703
Receivable for investments sold...........                  2,051,760
Interest receivable.......................                     56,714
                                                         ------------
 Total assets.............................                247,638,361
                                                         ------------
LIABILITIES
Payable for investments purchased.........  $5,368,617
Accrued management fee (Note 3)...........     196,207
Taiwan withholding tax payable (Note 1)...      11,223
Other payables and accrued expenses.......     224,370
                                            ----------
 Total liabilities........................                  5,800,417
                                                         ------------
NET ASSETS................................               $241,837,944
                                                         ============
Net Assets consist of (Note 1):
Paid in capital...........................               $273,134,732
Accumulated net investment income
 (loss)...................................                 (1,687,588)
Accumulated undistributed net realized
 gain (loss) on investments and foreign
 currency.................................                (42,705,329)
Net unrealized appreciation (depreciation)
 on:
 Investment securities....................                 13,096,665
 Assets and liabilities denominated in
   foreign currencies.....................                       (536)
                                                         ------------
NET ASSETS................................               $241,837,944
                                                         ============
NET ASSET VALUE, per share ($241,837,944 /
 16,365,572 shares outstanding)...........                     $14.78
                                                               ======

STATEMENT OF OPERATIONS
Six Months Ended February 28, 1999 (Unaudited)

INVESTMENT INCOME
Dividends................................                 $    421,570
Interest.................................                      255,780
                                                          ------------
                                                               677,350
Less: Taiwan witholding tax (Note 1).....                     (119,682)
                                                          ------------
 Total Income............................                      557,668
EXPENSES
Management fee (Note 3)
 Basic fee...............................  $  1,698,813
 Performance adjustment..................      (162,945)
Custodian fees and expenses..............       209,628
Administration and accounting fees (Note
 3)......................................        90,720
Directors compensation...................        71,320
Shareholder communications...............        67,937
Legal....................................        58,639
Taiwan stock dividend tax (Note 1).......        57,425
Audit....................................        53,073
Insurance fees...........................        41,876
Delaware franchise tax...................        33,532
Miscellaneous............................        16,364
Transfer agent fees......................         8,874
                                           ------------
 Total expenses..........................                    2,245,256
                                                          ------------
NET INVESTMENT INCOME (LOSS).............                   (1,687,588)
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
 Investment securities...................   (39,750,133)
 Foreign currency transactions...........       (52,660)
                                           ------------
                                                           (39,802,793)
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities...................    48,527,261
 Assets and liabilities denominated in
   foreign currencies....................       (25,852)
                                           ------------
                                                            48,501,409
                                                          ------------
Net gain (loss)..........................                    8,698,616
                                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...............                 $  7,011,028
                                                          ============

 10 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                              Six Months Ended      Year Ended
                                                              February 28, 1999     August 31,
                                                                 (Unaudited)           1998
                                                              -----------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income (loss)...............................    $ (1,687,588)      $  (5,411,099)
 Net realized gain (loss) on investments and foreign
   currency transactions....................................     (39,802,793)        (34,529,693)
 Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............      48,501,409        (222,168,829)
                                                                ------------       -------------
 Net increase (decrease) in net assets resulting from
   operations...............................................       7,011,028        (262,109,621)
                                                                ------------       -------------
Distributions to shareholders
 From net realized gains....................................     (16,529,228)        (75,445,287)
                                                                ------------       -------------
 Total distributions to shareholders........................     (16,529,228)        (75,445,287)
                                                                ------------       -------------
 Total increase (decrease) in net assets....................      (9,518,200)       (337,554,908)
                                                                ------------       -------------
NET ASSETS
  Beginning of period.......................................     251,356,144         588,911,052
                                                                ------------       -------------
 End of period..............................................    $241,837,944       $ 251,356,144
                                                                ============       =============
OTHER INFORMATION
  Shares (Note 4)
 Issued in reinvestment of distributions from net investment
   income...................................................               0                   0
                                                                ------------       -------------
 Net increase (decrease)....................................               0                   0
                                                                ============       =============

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                     Six Months Ended
                                                       February 28,                       Years Ended August 31,
                                                           1999          --------------------------------------------------------
                                                       (Unaudited)         1998        1997        1996        1995        1994
                                                     ----------------      ----        ----        ----        ----        ----
SELECTED PER SHARE DATA (a)
Net asset value, beginning of period...............      $  15.36        $  35.98    $  22.25    $  18.28    $  32.26    $  18.06
                                                         --------        --------    --------    --------    --------    --------
Income from Investment Operations
 Net investment income (loss)......................         (0.10)          (0.33)(c)    (0.50)     (0.18)(b)    (0.19)     (0.24)
 Net realized and unrealized gain (loss) on
   investments.....................................          0.53          (15.68)      14.24        4.18       (7.27)      14.20
                                                         --------        --------    --------    --------    --------    --------
 Total from investment operations..................          0.43          (16.01)      13.74        4.00       (7.46)      13.96
                                                         --------        --------    --------    --------    --------    --------
Less Distributions
 From net investment income........................            --              --          --          --          --       (0.14)
 In excess of net investment income................            --              --       (0.01)      (0.03)         --       (0.01)
 From net realized gains...........................         (1.01)          (4.61)         --          --       (5.88)         --
 In excess of net realized gains...................            --              --          --          --       (0.21)         --
                                                         --------        --------    --------    --------    --------    --------
 Total distributions...............................         (1.01)          (4.61)      (0.01)      (0.03)      (6.09)      (0.15)
                                                         --------        --------    --------    --------    --------    --------
Antidilution/(Dilution) resulting from additional
 offering of shares at market and reinvestment of
 dividends at market...............................            --              --          --        0.02       (0.40)       0.44
Offering expenses..................................            --              --          --       (0.02)      (0.03)      (0.05)
                                                         --------        --------    --------    --------    --------    --------
Net asset value, end of period.....................      $  14.78        $  15.36    $  35.98    $  22.25    $  18.28    $  32.26
                                                         ========        ========    ========    ========    ========    ========
Market value, end of period........................      $  12.75        $  11.00    $  25.56    $  23.50    $  21.63    $  31.88
                                                         ========        ========    ========    ========    ========    ========
TOTAL RETURN
Per-share market value.............................         24.91%         (48.87)%       8.8%        8.8%      (12.0)%      59.2%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)............      $241,838        $251,356    $588,911    $364,159    $271,095    $363,723
Ratio of expenses (after waiver) to average net
 assets(d).........................................          1.72%*          2.29%       2.56%       2.24%       2.43%       2.49%
Ratio of expenses (after waiver) to average net
 assets, excluding stock dividend tax expense......          1.67%*          1.87%       2.25%       1.81%       2.02%       2.28%
Ratio of net investment income (loss) to average
 net assets........................................         (1.29)%*        (1.51)%     (1.74)%     (0.92)%     (0.78)%     (1.01)%
Portfolio turnover rate............................            71%             97%        126%        131%        159%        267%

 *  Annualized.
(a) Based on average shares outstanding during the period.
(b) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.05 per share. (Based on shares outstanding at 8/31/96.)
(c) Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share. (Based on shares outstanding at 8/31/98.)
(d) Expense ratio includes 20% tax paid on stock dividends received by the Fund.

 12 The accompanying notes are an integral part of the financial statements.

    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which limits the Fund's ownership of a company's shares to no more than 15% of such shares. In addition, all QFIIs together can not own more than 30% of a company's shares. All Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 15% ownership of a company's shares.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). Securities which are traded over-the-counter are valued at the mean between the current bid and asked prices or, if no quotations are available, are valued as determined in good faith by the Board of Directors of the Fund. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 1999 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $177,212,839 and $201,626,073, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, CSITC received a fee that was computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee was subject to a performance adjustment (up to a maximum of P.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

Effective February 14, 1998, the Fund's shareholders approved the proposal to reduce the Fund's Investment Advisory basic fee from 1.50% to an annual rate of 1.30% and to reduce the performance adjustment from P.50% to a maximum of P0.30%. The revised contract to reduce the Investment Advisory basic fee and the performance fee was approved on April 30, 1998 by the Republic of China Securities and Exchange Commission (SEC). Until such approval was received, CSITC voluntarily agreed to reduce its basic fee and performance fee to 1.30% and P0.30%, respectively, as approved by the Fund's shareholders.

For the six months ended February 28, 1999, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.18% of average net assets.

Directors Fees. No director, officer or employee of the Investment Manager or its' affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At February 28, 1999, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

    OTHER INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD FEBRUARY 26, 1999

1) ELECTION OF DIRECTORS - The stockholders of the Fund elected Benny T. Hu, Joe
O. Rogers, Jack C. Tang, Shao-Yu Wang, David Dean, Lawrence F. Weber, Gloria Wang and Lawrence J. Lau to the Board of Directors to hold office until their successors are elected and qualified.

                        For        Withheld
                        ---        --------
Benny T. Hu        8,698,339.639  376,006.853
Joe O. Rogers      8,977,419.263   96,927.229
Jack C. Tang       8,964,742.957  109,603.535
Shao Yu Wang       8,725,612.176  348,734.316
David Dean         8,973,558.950  100,787.535
Lawrence F. Weber  8,973,792.957  100,553.535
Gloria Wang        8,941,920.333  132,426.159
Lawrence J. Lau    8,943,793.957  130,552.535

2) RATIFICATION OR REJECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS - The stockholders of the Fund ratified the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending August 31, 1999.

     For        Against      Abstain
     ---        -------      -------
8,976,656.540  72,113.296   25,576.656



YEAR 2000. Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    China Securities Investment Trust Corporation
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    Vicki Hau, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Rogers & Wells LLP, New York, NY
    Lee and Li, Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    Boston, MA